SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date Of Report (Date of earliest event reported): April 25, 2003

IGN ENTERTAINMENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-29121	94-3316902
(State of other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3240 Bayshore Boulevard, Brisbane, CA 94005

(Address of principal executive offices, including zip code)

(415) 508-2000

(Registrant’s telephone number, including area code)

Item 7: Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press release dated April 25, 2003.*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of IGN Entertainment, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9: Regulation FD Disclosure (Information Under Item 12 – Results of Operations and Financial Condition)

The information furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release Nos. 33-8176 and 33-8216. The information in this report and the exhibit attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

On April 25, 2003, IGN Entertainment, Inc., a Delaware corporation, issued a press release announcing its preliminary financial results for the first quarter ended March 31, 2003, a copy of which is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGN ENTERTAINMENT, INC.

Date: April 30, 2003	By:	/s/ SEAN C. DEORSEY
Sean C. Deorsey Director of Finance & Administration/Corporate Controller

Exhibit Index

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated April 25, 2003.*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of IGN Entertainment, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.